SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): October 3, 2005


                               SERVICE 1st BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


             CALIFORNIA                  333-104244            32-0061893
    ----------------------------       -------------         -------------
    (State or other jurisdiction       (File Number)       (I.R.S. Employer
          of incorporation)                              identification number)

           2800 West March Lane, Suite 120, Stockton, California 95219
           -----------------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (209) 956-7800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13c-4(c))

Item 8.01.        Other Events.
                  ------------

                  On October 3, 2005, Registrant published a Public Notice in the Lodi Sentinel Newspaper in accordance with applicable banking regulations pertaining to the proposal to establish a full-service branch office of Registrant's subsidiary, Service 1st Bank, at 1901 W. Kettleman Lane, in Lodi, CA 95242.

                  The foregoing is qualified by reference to the Public Notice attached as Exhibit 99.1.

Item 9.01.        Financial Statements and Exhibits
                  ---------------------------------

                  a.       Financial Statements
                  -----------------------------

                           None.

                  b.       Pro Forma Financial Information
                  ----------------------------------------

                           None.

                  c.       Exhibits
                  -----------------

                           (99.1) Public Notice dated October 3, 2005

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


October 3, 2005

Service 1st Bancorp


By: /s/ JOHN O. BROOKS
    -----------------------
    John O. Brooks
    Chairman

                                  EXHIBIT INDEX



                                                                     Sequential
    Exhibit Number                Description                        Page Number
    --------------                -----------                        -----------

         99.1          Public Notice dated October 3, 2005 filed         5
                       in the Lodi Sentinel Newspaper on
                       October 3, 2005.